SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2003

SWIFT TRANSPORTATION CO., INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-18605	86-0666860

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona      85043

(Address of Principal Executive Offices)         (Zip Code)

(602) 269-9700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

99.1 Press Release dated July 21, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     References to “we,” “our” and “us” in this Current Report on Form 8-K refer to Swift Transportation Co., Inc. and its consolidated subsidiaries.

     On July 21, 2003, we announced in a press release information concerning our second quarter results for the quarterly period ended June 30, 2003. A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1. This press release is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2003

SWIFT TRANSPORTATION CO., INC.

/s/ Gary Enzor

By: Gary Enzor Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release